As filed with the Securities and Exchange Commission on October 5, 2000

                                            Registration No. 333-

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                                     VIVENDI
             (Exact name of registrant as specified in its charter)

                 FRANCE                                   NONE
      (State or other jurisdiction                   I.R.S. Employer
   of incorporation or organization)               Identification No.)
    42, AVENUE DE FRIEDLAND, 75380 PARIS CEDEX 08 FRANCE, 33 (1) 71 71 10 00
                   (Address of Principal Executive Offices)
                              ------------------

                          VIVENDI 10 STOCK OPTION PLAN
                              ------------------

                            NEIL LAWRENCE LANE, ESQ.
                              VIVENDI NORTH AMERICA
                                800 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 702-3184
     (Name, address and telephone number, including area code, of agent for service)
                               ------------------

                                   COPIES TO:
                                  DAVID A. KATZ
                         WACHTELL, LIPTON, ROSEN & KATZ
                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019
                                 (212) 403-1000

                         CALCULATION OF REGISTRATION FEE

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

=======================================================================================================

    TITLE OF             AMOUNT         PROPOSED MAXIMUM    PROPOSED MAXIMUM
   SECURITIES            TO BE            OFFERING PRICE        AGGREGATE               AMOUNT OF
TO BE REGISTERED      REGISTERED (1)       PER SHARE          OFFERING PRICE       REGISTRATION FEE(2)

Ordinary Shares,        300,000             $63.81             $19,143,000               $5,054
with a nominal
value of Euro 5.50
per share (3)
-------------------------------------------------------------------------------------------------------
(1) The amount to be registered includes shares to be sold under the plan to plan participants.
(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to
    Rule 457(h) promulgated under the Securities Act of 1933, as amended.
(3) The ordinary shares being registered hereby may be represented by the registrant's American
    Depositary Shares. Each of the registrant's American Depositary Shares currently represents one-fifth (1/5) of an ordinary share of the registrant.

=======================================================================================================

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

                                     PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS
             ----------------------------------------------------

      The documents containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified in Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the rules and regulations of the United States Securities and Exchange Commission (the "Commission"). These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
              --------------------------------------------------

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.
         ---------------------------------------

      The following documents previously filed with the Commission are incorporated herein by reference and shall be deemed a part hereof:

          (a) Vivendi's Registration Statement on Amendment No. 1 to Form 20-F (File No. 001-16113) filed on September 11, 2000 (the "Form 20-F").

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1999.

          (c) The description of Vivendi's Ordinary Shares contained in the Form 20-F, including any amendment or report filed for the purposes of updating such description.

      All documents subsequently filed by the registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be part thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.
         -------------------------

      Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.
         --------------------------------------

      None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.
         -----------------------------------------

      Vivendi has provided for the indemnification of its directors and officers with respect to general civil liability which they may incur with their activity on behalf of Vivendi.

      Vivendi maintains insurance, at its own expense, to protect itself and any director, officer, employee or agent of Vivendi or of any other entity affiliated with Vivendi against any civil liability, loss or expense, other than liability arising out of willful misconduct.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.
         -----------------------------------

      Not applicable.

ITEM 8.  EXHIBITS.
         --------

      Unless otherwise indicated below as being incorporated by reference to another filing of Vivendi with the Commission, each of the following is filed herewith:

  EXHIBIT
  NUMBER                                DESCRIPTION
----------  --------------------------------------------------------------------
    4.1     Vivendi Restated Corporate STATUTS (English translation)
            (previously filed as an Exhibit to Vivendi's Registration Statement on Amendment No. 1 to Form 20-F on September 11, 2000 (Registration No. 001-16113) and incorporated herein by reference)
    4.2 Amended and Restated Deposit Agreement, dated as of September 11, 2000, among Vivendi, The Bank of New York, as Depositary, and the Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi's Registration Statement on Form F-6 filed on
            September 11, 2000 (Registration No. 333-12494) and incorporated herein by reference)
    5.1 Opinion, dated September 22, 2000, of Gilbert Klajnman with respect to the validity of the securities being offered
   23.1 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.2     Consent of PricewaterhouseCoopers LLP
   23.3     Consent of PricewaterhouseCoopers LLP
   23.4 Consent of Gilbert Klajnman (included in the opinion filed as exhibit 5.1)
   24.1 Power of Attorney (included on the signature page to this Registration Statement)

ITEM 9.  UNDERTAKINGS.
         ------------

          (a)    The undersigned registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii) To include any material information with respect to
                  the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
         Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

         (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Paris, France, on this 5th day of October 2000.
                                           ---

                                     VIVENDI



                                    By: /s/ Jean-Marie Messier
                                        ----------------------
                                    Name:  Jean-Marie Messier
                                    Title:  Chairman and Chief Executive Officer


      We, the undersigned officers and directors of Vivendi, hereby severally constitute and appoint Jean-Marie Messier and Guillaume Hannezo, and each of them (with full power to act alone), our true and lawful attorney-in-fact and agent with full power to him singly to sign for us and in our names in the capacities indicated below the Registration Statement on Form S-8 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement, and, in connection with any registration of additional securities, to sign any abbreviated registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Commission, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Vivendi to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Registration Statement and any and all amendments thereto.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

           SIGNATURE                        TITLE
     ----------------------------    --------------------------------------

     /s/ Jean-Marie Messier
     ----------------------------    Chairman, Chief Executive Officer and
     Jean-Marie Messier              Director (Principal Executive Officer)


     /s/ Guillaume Hannezo
     ----------------------------    Chief Financial Officer (Principal
     Guillaume Hannezo               Financial and Accounting Officer)

           SIGNATURE                        TITLE
     ----------------------------    --------------------------------------


     /s/ Bernard Arnault             Director
     ----------------------------
     Bernard Arnault



     /s/ Jean-Louis Beffa            Director
     ----------------------------
     Jean-Louis Beffa



     /s/ Jean-Marc Espalioux         Director
     ----------------------------
     Jean-Marc Espalioux



     /s/ Philippe Foriel-Destezet    Director
     ----------------------------
     Philippe Foriel-Destezet



     /s/ Jacques Friedmann           Director
     ----------------------------
     Jacques Friedmann



     /s/ Henri Lachmann              Director
     ----------------------------
     Henri Lachmann



     /s/ Eric Licoys                 Director
     ----------------------------
     Eric Licoys



     /s/ Serge Tchuruk               Director
     ----------------------------
     Serge Tchuruk



     /s/ Chris Farman                Authorized Representative in
     ----------------------------    the United States
     Chris Farman

  EXHIBIT
  NUMBER                                DESCRIPTION
----------  --------------------------------------------------------------------
    4.1     Vivendi Restated Corporate STATUTS (English translation)
            (previously filed as an Exhibit to Vivendi's Registration Statement on Amendment No. 1 to Form 20-F on September 11, 2000 (Registration No. 001-16113) and incorporated herein by reference)
    4.2 Amended and Restated Deposit Agreement, dated as of September 11, 2000, among Vivendi, The Bank of New York, as Depositary, and the Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi's Registration Statement on Form F-6 filed on
            September 11, 2000 (Registration No. 333-12494) and incorporated herein by reference)
    5.1 Opinion, dated September 22, 2000, of Gilbert Klajnman with respect to the validity of the securities being offered
   23.1 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.2     Consent of PricewaterhouseCoopers LLP
   23.3     Consent of PricewaterhouseCoopers LLP
   23.4 Consent of Gilbert Klajnman (included in the opinion filed as exhibit 5.1)
   24.1 Power of Attorney (included on the signature page to this Registration Statement)

                                                                    Exhibit  5.1
                                                                    ------------

[VIVENDI Logo]
    ----------

    Le Directeur Juridique



                                         September 22, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Ladies and Gentlemen:

      I am the General Counsel of Vivendi, a SOCIETE ANONYME organized under the laws of France (the "Company"). In that capacity, I have acted as counsel to the company in connection with the Company's Stock Option Plan For All (the "Global Plan") which is being implemented in the United States. In that regard, the Company is filing a registration statement on Form S-8 to register 300,000 ordinary shares, nominal value Euro 5.50 per share, of the Company
(the "Shares"). The Shares, to be represented by the Company's American Depositary Shares, are issuable to certain employees of direct and indirect subsidiaries of the Company in the United States upon exercise of options granted to such employees under the Global Plan.

      In furnishing this opinion, I or lawyers under my supervision have examined such documents, corporate records, certificates of public officials and other agreements, instruments or opinions as I have deemed necessary or advisable for the purpose of rendering the opinions set forth below. In this examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as original documents and the conformity to original documents of all documents submitted to me as copies.

      On the basis of the foregoing, I am of the opinion that the Shares have been duly authorized and will, when issued in accordance with the Plan, be validly issued, fully paid and non-assessable.

      I do not purport to be an expert on the laws of any jurisdiction other than the Republic of France, and I express no opinion herein as to the effect of any other laws.

      This opinion is being rendered solely in connection with the registration of the offering, sale and delivery of the Shares, as represented by ADSs, in the United States pursuant to the registration requirements of the Security Act of 1933, as amended (the "Securities Act"). I hereby consent to the filing of this opinion as an exhibit to the registration statement on Form S-8 that the Company is filing

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| SIEGE SOCIAL                     | Tel.: 33-1 71 71 17 14     | SOCIETE ANONYME
|                                  |                            |
| 42, avenue de Friedland          | Fax : 33-1 71 71 11 56     | au capital de 3 268 746 580 Euro
|                                  |                            |
| 75380 Paris Cedex 08 / France    |                            | RCS PARIS 780 129 961 SIRET 780 129 961 03901

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

[VIVENDI Logo]
    ----------




with the United States Securities and Exchange Commission to register the Shares. By giving my consent, I do not admit that I am within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations issued thereunder.

                                    Very truly yours,



                                    /s/ G. Klajnman
                                    Gilbert Klajnman

                                                                    Exhibit 23.1
                                                                    ------------


Vivendi
Registration Statement, Form S-8




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 dated as of October 5, 2000 filed by Vivendi in connection with the "Vivendi 10 Stock Option Plan" of our report, dated March 10, 2000 (except with respect to matters discussed in Note 25 as to which the date is September 6, 2000) relating to the consolidated financial statements of Vivendi and its subsidiaries, included in the Registration Statement on Amendment No.1 to Form 20-F reference No.001 - 16113.


                                        Paris, France
                                       October 5, 2000



/s/ RSM Salustro Reydel                         /s/ Barbier Frinault & Cie
RSM Salustro Reydel                             Barbier Frinault & Cie
                                                A member firm of Arthur Andersen

                                                                    Exhibit 23.2
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Vivendi of our report dated August 16, 2000 relating to the consolidated financial statements of The Seagram Company Ltd. for the year ended June 30, 2000, which appears in Vivendi's Registration Statement on Form 20-F as amended dated September 11, 2000 and which also appears in The Seagram Company Ltd. Current Report on Form 8-K dated August 17, 2000, which is incorporated by reference in Vivendi's Registration Statement on Form 20-F as amended dated September 11, 2000.


PricewaterhouseCoopers LLP
New York, New York
October 4, 2000

                                                                    Exhibit 23.3
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Vivendi of our report dated August 18, 1999 relating to the consolidated financial statements of The Seagram Company Ltd. for the year ended June 30, 1999, which appears in Vivendi's Registration Statement on Form 20-F dated as amended September 11, 2000 and which also appears in the 1999 Annual Report to Shareholders of The Seagram Company Ltd., which is incorporated by reference in The Seagram Company Ltd. Annual Report on Form 10-K for the year ended June 30, 1999, which is incorporated by reference in Vivendi's Registration Statement on Form 20-F as amended dated September 11, 2000.


PricewaterhouseCoopers LLP
New York, New York
October 4, 2000